UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 21, 2026

Toppoint Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-42471	92-2375560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Kenas Road, North Wales, PA	19454
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 551-866-1320

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TOPP	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 21, 2026, the Board of Directors of Toppoint Holdings Inc. (the “Company”) approved the postponement of the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”), which was originally scheduled to be held on August 24, 2026 at 10:00 a.m., Eastern Time. The Annual Meeting is now scheduled to be held on September 8, 2026 at 10:00 a.m., Eastern Time, in a virtual meeting format via live webcast at www.virtualshareholdermeeting.com/TOPP2026.

The Annual Meeting was postponed to provide stockholders with additional time to receive and review the proxy materials and submit their votes. The close of business on August 7, 2026 remains the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. The proposals to be considered and voted upon at the Annual Meeting remain unchanged.

The Company expects to mail a supplement to its definitive proxy statement and a revised proxy card reflecting the postponed date of the Annual Meeting to stockholders on or about August 28, 2026.

Stockholders who have already submitted their votes do not need to take any further action unless they wish to change or revoke their previously submitted proxy or voting instructions. All properly submitted proxies and voting instructions will remain valid and will be counted at the postponed Annual Meeting unless properly revoked or superseded.

On August 21, 2026, the Company issued a press release announcing the postponement of the Annual Meeting. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 21, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2026	Toppoint Holdings Inc.

	By:	/s/ Hok C Chan
	Name:	Hok C Chan
	Title:	Chief Executive Officer and President

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